EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of September 19, 2007

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Louisiana	Mayne & Mertz	November 2007
Rig 12	SCR diesel electric	1,500	2,600	18,000	Oklahoma	Newfield	November 2007	Rig incurred approximately six days of August downtime.
Rig 14	AC electric	3,000	3,200	35,000	Texas	Newfield	December 2007
Rig 15	AC electric	3,000	3,200	35,000	Texas	Winn	December 2007
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	November 2009	Rig incurred approximately three days of August downtime.
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	C. Williams Energy	October 2007
Rig 29	Mechanical	1,500	2,600	18,000	Oklahoma	Cheasapeake	November 2007
Rig 30	AC electric	2,000	2,600	20,000	Louisiana	Petro-Hunt	November 2007	Rig incurred approximately four days of August downtime.
Rig 31	SCR diesel electric	3,000	4,400	35,000	Texas	Available		Rig became idle on August 20, 2007 and should return to service in late September.
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009	Rig incurred approximately five days of August downtime.
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Marathon	January 2008
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	PetroQuest	January 2008
Rig 41	SCR diesel electric	2,000	3,200	25,000	Texas	Petro-Hunt	December 2007
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Pogo	January 2008
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2007
Rig 53	SCR diesel electric	2,000	4,400	25,000	Oklahoma	Marathon	October 2007
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2007
Rig 59	AC electric	2,000	3,200	25,000	Louisiana	Linn	June 2008
Rig 60	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2008
Rig 62	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2008
Rig 64	AC electric	2,000	3,200	25,000	Texas	Cabot	November 2008
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009
Rig 66	AC electric	2,000	3,200	25,000	Louisiana	PetroQuest	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010
Rig 76	AC electric	2,000	3,200	25,000	Louisiana	Petro-Hunt	December 2007	Rig commenced operations on September 15, 2007.
Rig 77	AC electric	2,000	3,200	25,000	TBD	TBD	TBD	Completion of rig construction is expected during October 2007.

Rigs 9 through 41 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, and Rigs 67 and 68 in early 2007.  All but Rigs 9, 29 and 35 are equipped with a top-drive drilling system. Day rates range from $19,000 to $30,000. Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.